Exhibit 32(a)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Transtech Industries, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission(the "Report"), I, Robert V. Silva, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

	(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

	(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.



/s/ Robert V. Silva

    Robert V. Silva
    Chief Executive Officer
    and Principal Executive Officer
    November 14, 2007